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                                                                    EXHIBIT 23.1

                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

As independent public accountants, we hereby consent to the incorporation by reference of our report dated February 4, 2000 included in Amendment No. 4 to the Registration Statement on Form S-1 (Registration No. 333-39418) and to all references to our Firm included in this Registration Statement on Form S-1.

/s/ Arthur Andersen LLP

Houston, Texas

September 14, 2000